   COMMON STOCK                                         COMMON STOCK
------NUMBER------                                   ------SHARES------
                               ACCREDO
                        HEALTH, INCORPORATED
------------------                                   ------------------
INCORPORATED UNDER                                 SEE REVERSE FOR CERTAIN
THE LAWS OF THE                                        DEFINITIONS AND A
STATE OF DELAWARE                                 STATEMENT AS TO THE RIGHTS,
                                                  PREFERENCES, PRIVILEGES AND
                                                     RESTRICTIOINS OF SHARES

                                                       CUSIP 00437V 10 4

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THIS CERTIFIES THAT



IS THE OWNER OF
----------------------------------------------------------------------------
  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

-----------------------                              -----------------------
----------------------- ACCREDO HEALTH, INCORPORATED -----------------------
-----------------------                              -----------------------


transferable only on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     In Witness Whereof, the Corporation has caused this certificate to be signed in facsimile by its authorized officers and its facsimile seal to be hereunto affixed.


Dated:


                                [SEAL]
     /s/  Thomas W. Bell, Jr.                     /s/ David D. Stevens
  ---------------------------                   ----------------------
        SECRETARY                                CHAIRMAN OF THE BOARD



COUNTERSIGNED AND REGISTERED:
   AMERICAN STOCK TRANSFER & TRUST COMPANY
           (NEW YORK, NEW YORK)       TRANSFER AGENT
                                       AND REGISTRAR

BY:
                                AUTHORIZED SIGNATURE

                        ACCREDO HEALTH, INCORPORATED

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters or the Registrar named on the face of this certificate.



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     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common                   UNIF GIFT MIN ACT-_________________Custodian______________
TEN ENT- as tenants by the entireties                                 (Cust)                   (Minor)
 JT TEN- as joint tenants with
         right of survivorship and                                    under Uniform Gifts to Minors Act
         not as tenants in common                                     ____________________________________
                                                                                         (State)

    Additional abbreviations may also be used though not in the above list.

For Value received, ______________________hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_____________________________________________________________________________

_____________________________________________________________________________
           PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_______________________________________________________________________Shares

of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint___________________________________________

__________________________________________________________________Attorney to

transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ______________________________ X ______________________________________

                                      X ______________________________________
                                        NOTICE: THE SIGNATURE(S) TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE
                                        NAME(S) AS WRITTEN UPON THE FACE OF
                                        THE CERTIFICATE, IN EVERY PARTICULAR,
                                        WITHOUT ALTERATION OR ENLARGEMENT, OR
                                        ANY CHANGE WHATSOEVER.



SIGNATURE GUARANTEED: ____________________________________________
                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                      ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                      STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                      AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                      APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


     KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.